UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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SPECTRUM PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Online Go to www.envisionreports.com/SPPI or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., Eastern Time on June 17, 2020. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 18, 2020 The proxy materials for Spectrum Pharmaceuticals, Inc.’s annual meeting are available on the Internet or by mail. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Proxy Statement, Annual Report and CEO Letter to stockholders are available online at:      www.envisionreports.com/SPPI Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SPPI. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 5, 2020 to facilitate timely delivery.

Stockholder Meeting Notice Spectrum Pharmaceuticals, Inc.’s Annual Meeting of Stockholders will be held on Thursday, June 18, 2020 at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, at 10:00 a.m. Pacific Time for holders as of April 21, 2020. If you need directions to the Annual Meeting of Stockholders so that you may attend or vote in person, please contact our Chief Financial Officer, Kurt A. Gustafson, at (702) 835-6300. We are actively monitoring COVID-19 developments and related public health concerns and developing contingency plans in the event any changes to the date, time or location of the Annual Meeting are deemed necessary or appropriate. If we determine to make any change in the date, time or location, or to hold the Annual Meeting virtually by remote communication, an announcement of such changes will be made through a press release that will also be filed with the SEC as proxy materials and we will post details at http://investor.sppirx.com/shareholder-services/annual-meeting. Please check http://investor.sppirx.com/shareholder-services/annual-meeting in advance of the date of the Annual Meeting if you are planning to attend in person. As always, we encourage you to vote your shares prior to the Annual Meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.                1. Election of Directors. To elect (1) William L. Ashton; (2) Elizabeth A. Czerepak; (3) Seth H.Z. Fischer; (4) Joseph W. Turgeon; (5) Jeffrey L. Vacirca; (6) Dolatrai M. Vyas; and (7) Bernice R. Welles.                2. Advisory Vote on the Compensation of our Named Executive Officers. To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.                3. Amendment to the 2018 Long-Term Incentive Plan. To approve the Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan.                4. Ratification of Selection of Independent Registered Public Accounting Firm. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board of Directors recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposals 2, 3 and 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. —    Internet – Go to www.envisionreports.com/SPPI. Click Cast Your Vote or Request Materials. —    Phone – Call us free of charge at 1-866-641-4276. —    Email – Send an email to investorvote@computershare.com with “Proxy Materials Spectrum Pharmaceuticals, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.                To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 5, 2020.